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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2004


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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


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
            Cayman Islands                              1-10809                              98-0191089
    (State or other jurisdiction               (Commission File Number)         (I.R.S. Employer Identification No.)
          of incorporation)

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             XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 292 8515

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     On December 10, 2004, XL Financial Assurance Ltd. ("XLFA"), a Bermuda exempted company and majority-owned subsidiary of XL Capital Ltd, a Cayman Islands exempted limited company (the "Registrant"), entered into a put option agreement (the "Put Option Agreement") and an asset trust expense reimbursement agreement (the "Asset Trust Expense Reimbursement Agreement") with Twin Reefs Asset Trust (the "Asset Trust"). The Put Option Agreement provides XLFA with the irrevocable right (the "Put Option") to require the Asset Trust at any time and from time to time to purchase XLFA's non-cumulative perpetual Series B preferred shares (the "Series B Preferred Shares") on the terms set forth therein. There is no limit to the number of times that XLFA may exercise the Put Option, redeem the Series B Preferred Shares from the Asset Trust and exercise the Put Option again. Pursuant to the Put Option Agreement, XLFA is obligated to reimburse the Asset Trust for certain fees and ordinary expenses. To the extent that any Series B Preferred Shares are put to the Asset Trust and remain outstanding, a corresponding portion of such fees and ordinary expenses will be payable by XLFA pursuant to the Asset Trust Expense Reimbursement Agreement, rather than the Put Option Agreement. A copy of the Put Option Agreement is attached hereto as
Exhibit 10.1 and incorporated by reference herein. A copy of the Asset Trust Expense Reimbursement Agreement is attached hereto as Exhibit 10.2 and incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:

      Exhibit No.         Description
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          10.1            Put Option Agreement, dated as of December 10, 2004,
                          between XL Financial Assurance Ltd. and Twin Reefs
                          Asset Trust.

          10.2 Asset Trust Expense Reimbursement Agreement, dated as of December 10, 2004, between XL Financial Assurance Ltd. and Twin Reefs Asset Trust.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 10, 2004

                                     XL CAPITAL LTD
                                      (Registrant)


                                     By:  /s/ Jerry de St. Paer
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                                          Name:   Jerry de St. Paer
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer